SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C.  20549



                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 19, 1994


                     ADDINGTON RESOURCES, INC.
           (Exact Name of Registrant as Specified in Charter)


  Delaware                         0-16498               61-1125039
(State or Other                  (Commission         (IRS Employer
Jurisdiction of                   File Number)       Identification
 Incorporation)                                            No.)



1500 N. Big Run Road, Ashland, Kentucky                   41102
(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number,
             including area code            (606) 928-3433





          Former Name or Former Address, if Changed Since
                   Last Report:  Not Applicable




               INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On October 19, 1994, Addington Resources, Inc. issued a press release, attached as Exhibit 1, announcing its financial results for the third quarter ended September 30, 1994.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

     The Exhibit listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ADDINGTON RESOURCES, INC.


Date:  October 20, 1994       By  /s/ R. Douglas Striebel
                                  R. Douglas Striebel
                                  Vice President and Chief
                                  Financial Officer














                         EXHIBIT INDEX


1    Press Release dated October 19, 1994


















































                         EXHIBIT 1

About:    Addington Resources, Inc.

Contact:  R. Douglas Striebel
          606/928-3433


FOR IMMEDIATE RELEASE

Addington Resources' restructuring costs result in third quarter loss

     ASHLAND, Ky. (October 19, 1994) -- Addington Resources, Inc.
(NASDAQ National Market: ADDR) today reported lower operating income for the quarter ending September 30, 1994.

     In addition, the company posted $20.9 million in various restructuring and other one-time charges, resulting in a net loss of $11.8 million (75 cents per share) for the quarter. Revenues were $38.1 million.

     Pre-tax operating income, excluding restructuring and one-time costs, was $2.7 million, or 17 cents per share, for 1994's third quarter. Operating income for the comparable 1993 period was $7.6 million.

     For the year to date, pre-tax operating income, excluding the restructuring and one-time charges, was $9.1 million, or 57 cents per share. The nine-month net loss was $7.4 million (47 cents per share). Revenues were $114.9 million.

     Addington Resources President Kirby Taylor said the $20.9 million set aside in non-recurring charges and write-offs reflected management's drive to operate fewer, yet more profitable, businesses, and to restate certain assets to market value.

     The actions provide a foundation for growth and profitability, complementing the sale of most coal operations to Pittston early in 1994, he said.

     "Our integrated waste management business is thriving and expanding, and there's great potential in our contract mining and gold operations," Taylor said. "These restructuring costs, combined with a number of other significant management and operating changes, will make Addington Resources a more structured and focused company."

     The write-offs and restructuring costs include:

     The $6.8 million balance for a note receivable taken in connection with the company's 1992 sale of Southern Illinois
Mining Company. The acquiring company is in bankruptcy.

     Approximately $2.0 million to write off various coal assets that won't be utilized in the remaining coal operations.

     A $1.1 million investment in a recycling company and $670,000 invested in other environmental projects.

     The $3.4 million invested in developing limestone mining operations, which the company has cancelled.

     The working capital adjustment associated with the sale of the various coal properties to Pittston was finalized during the third quarter of 1994. The final adjustment resulted in a $6.3 million reduction in the previously reported gain on the transaction.

     The company also incurred $670,000 associated with non-recurring one-time expenses associated with certain management and legal expenses associated with the companies attempts to sell the remaining coal operations.

     Taylor said many concrete management and operational actions have been taken to begin to reshape the company. Those include:

     Placing the company's citrus operations in Belize and a corporate jet for sale.

     Implementing new capital expenditure, budgeting and forecasting procedures.

     Taking actions to improve the profitability of the company's four remaining coal mines, so that management may reconsider divesting those operations at a later date.

     Realigning the manufacturing, marketing and operations reporting responsibilities within Mining Technologies, Inc., the business unit that oversees production of the company's patented highwall mining machines and the licensing agreement with Joy Technologies, Inc.

     Restructuring management at Addington Environmental, Inc., the company's integrated waste company, to further improve the company's landfill businesses and to turn around the unit's hauling businesses, which currently operate at a loss.

     Third quarter revenues for Addington Environmental totaled $9.9 million, a 53 percent increase over the year-earlier period. Operating income before write-offs and non-recurring items was $1.7 million, 89 percent above 1993's third quarter operating income of $.9 million. For the year-to-date, environmental revenues were $25.7 million and operating income before write-offs and non-recurring items was $4.3 million, compared with $17.2 million and $2.6 million, respectively, for the first nine months of 1993.

     Coal operations, excluding MTI, generated third quarter 1994 operating income before write-offs and non-recurring items of $1.7 million, on $25.4 million of revenues, compared with $6.6 million in operating income and $93 million in revenues during the year-ago period.

     Mining Technologies posted an operating loss of $45,000 during the quarter.

     Taylor said that the restructuring actions already implemented, and those underway, should begin to show results as early as the first or second quarter of fiscal 1995.

     "I've been on the job less than four months, have assessed the overall situation and have acted as quickly as possible in making major decisions. My objective is to complete the reshaping of the company within the next 12 to 18 months," Taylor said.

     Addington Resources, Inc., traded on the NASDAQ National
Market under the symbol ADDR, is an integrated waste management, mining and mining technology company.

                             #  #  #


                             Addington Resources, Inc.
                               Income Statements


                                                                           For the 3 Months
                                                  Ended Sept. 30, 1994
                                                  & Sept. 30, 1993


                                              09/30/94               09/30/93
Revenues
  Mining Revenues                         $ 27,697,046            $95,060,000
  Environmental Revenues                     9,942,125              6,489,426
  Other Income                                 492,152                      0
Total Revenue                               38,131,323            101,549,426


Costs & Expenses
  Cost of Operations                        30,608,408             79,582,428
  Provision for Asset Write-Down             6,023,948                      0
  Depreciation & Amortization                2,326,042              8,603,469
  Selling, General & Administration          3,123,789              5,733,006

Total Costs & Expenses                      42,082,267             93,918,903

Income From Operations                      (3,950,944)             7,630,523

Other Income/(Expense)
  Sale of Fixed Assets                          61,316                (17,788)
  Interest Income                               34,179                 95,451
  Interest Expense                              (8,025)            (4,502,982)
  Sale of Subsidiary                        (6,275,227)                     0
  Other Income/(Expense)                    (7,980,739)               286,146

Total Other Income/(Expense)               (14,168,495)            (4,139,173)

Net Income Before Taxes                    (18,119,440)             3,491,350

Tax Provision                              (6,300,000)              1,000,000

Net Income                                (11,819,440)              2,491,350

Earnings Per Share                               (.75)                    .16



                              Addington Resources, Inc.
                                 Income Statements

                                                                           For the 9 Months
                                                                           Ended Sept. 30, 1994
                                                                           & Sept. 30, 1993


                                              09/30/94               09/30/93
Revenues
  Mining Revenues                         $ 88,043,568          $ 258,766,188
  Environmental Revenues                    25,660,287             17,213,464
  Other Income                               1,147,597                260,000
Total Revenue                              114,851,452            276,239,652


Costs & Expenses
  Cost of Operations                        91,783,110            225,059,750
  Provision for Asset Write-Down             6,023,948                      0
  Depreciation & Amortization                6,037,878             23,086,794
  Selling, General & Administration          8,582,092             15,833,943

Total Costs & Expenses                     112,427,028            263,980,487

Income From Operations                       2,424,424             12,259,165

Other Income/(Expense)
  Sale of Fixed Assets                           2,729                (46,926)
  Interest Income                              418,494                456,890
  Interest Expense                            (165,544)           (12,412,064)
  Sale of Subsidiary                        (6,156,728)                     0
  Other Income/(Expense)                    (8,149,824)               815,421

Total Other Income/(Expense)               (14,050,874)           (11,186,679)

Net Income Before Taxes                    (11,626,450)             1,072,486

Tax Provision                               (4,219,000)               296,000

Net Income                                  (7,407,450)               776,486

Earnings Per Share                                (.47)                   .05



                              Addington Resources, Inc.
                             Consolidated Balance Sheet
                       September 30, 1994 & December 31, 1993


                                          09/30/94               12/31/93
Current Assets                        $ 50,525,320          $ 184,076,104

 Property & Equipment (Net)            154,576,787            116,390,496

 Mineral Reserves (Net)                  1,123,082              1,685,134

 Other Assets                           11,793,675             13,506,692

Total Assets                         $ 218,008,864          $ 315,658,426


Current Liabilities                  $  42,443,749          $ 172,659,495

Other Liabilities                       55,617,161             18,065,751

Stockholder's Equity                   119,947,954            124,933,180

Total Liabilities &
   Stockholders' Equity              $ 218,008,864          $ 315,658,426



                               Addington Resources, Inc.
                                Income From Operations
                                For the 9 Months Ended
                                  September 30, 1994
                       Coal    Environmental    HWM         Joy         Other        Total
   9 Months
   Ended 09/30/94

Revenues
  Mining Revenues $ 83,101,634          $ 0 $ 4,941,935       $ 0          $ 0   $ 88,043,568
  Environmental
    Revenues                 0   25,660,287           0         0            0     25,660,287
  Other Income               0            0           0   944,874      202,723      1,147,597

Total Revenue      $83,101,634  $25,660,287  $4,941,935  $944,874     $202,723   $114,851,452

Costs & Expenses
  Cost of
   Operations      $72,090,669  $14,274,475  $4,392,953        $0   $1,025,014    $91,783,100
  Provision for
   Asset Write-
   Down              1,999,793      670,533           0         0    3,353,623      6,023,948
  Depreciation
   &
   Amortization      1,579,068    3,456,200     500,447         0      502,163      6,037,878
  Selling,
    General &
    Administration   2,492,475    3,840,411     578,211         0    1,670,994      8,582,092

Total Costs &
  Expenses         $78,162,005  $22,241,619  $5,471,611        $0   $6,551,794   $112,427,028

Income From
  Operations        $4,939,629   $3,418,668   $(529,676) $944,874  $(6,349,071)    $2,424,424


Other Income/
 (Expense)
  Sale of Fixed
   Assets              $92,024           $0    $(80,398)       $0      $(8,896)        $2,729
  Interest Income       13,244          397           0         0      404,853        418,494
  Interest Expense    (221,005)           0      (1,171)        0       56,632      (165,544)
  Sale of
    Subsidiary               0            0           0         0   (6,156,728)   (6,156,728)
  Other Income/
   (Expense)          (253,935)   (1,111,330)         0         0   (6,784,559)   (8,149,824)

Total Other
  Income/(Expense)    (369,672)   (1,110,934)   (81,569)        0  (12,488,698)  (14,050,874)

Net Income
  Before Taxes      $4,569,957    $2,307,734  $(611,246) $944,874  (18,837,769) $(11,626,450)


                         Addington Resources, Inc.
                          Income From Operations
                          For the 3 Months Ended
                            September 30, 1994


                   Coal Mining  Environmental   HWM         Joy         Other       Total

   3 Months
   Ended 09/30/94

Revenues
  Mining Revenues $ 25,358,289          $0   $ 2,338,758       $ 0         $ 0    $27,697,046
  Environmental
    Revenues                 0   9,942,125             0         0           0    $ 9,942,125
  Other Income               0           0             0   371,512     120,640        492,152
Total Revenue      $25,358,289  $9,942,125    $2,338,758  $371,512    $120,640    $38,131,323

Costs & Expenses
  Cost of
    Operations     $22,408,317  $5,583,475    $2,140,174        $0    $476,522   $30,608,488
  Provision for
    Asset Write-
    Down             1,999,793     670,533             0         0    3,353,623    6,023,948
  Depreciation &
    Amortization       557,656   1,285,125       295,302         0      187,958    2,326,042
  Selling, General
   & Administration    737,895   1,651,527       319,421         0       414,946   3,123,789

Total Costs &
  Expenses          25,703,662   9,190,660     2,754,897         0     4,433,049  42,082,267

Income from
  Operations          (345,373)    751,465      (416,139)  371,512    (4,312,409) (3,950,944)

Other Income/(Expense)
  Sale of Fixed Assets  99,763           0            0          0       (38,447)     61,316
  Interest Income        5,029      (3,678)           0          0        32,829      34,179
  Interest Expense    (109,008)     43,543          808          0        56,632      (8,025)
  Sale of Subsidiary         0           0            0          0    (6,275,227) (6,275,227)
  Other Income/
   (Expense)           (56,047) (1,144,133)           0          0    (6,780,559) (7,980,739)

Total Other Income/
  (Expense)            (60,263) (1,104,268)         808          0   (13,004,771)(14,168,495)

Net Income Before
  Taxes               (405,637)   (352,804)     (415,331)  371,512   (17,317,180)(18,119,440)
